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                                                                   EXHIBIT 10.52

                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT
                               OF NEIL H. DICKSON

         THIS FIRST AMENDMENT to that certain Employment Agreement ("ORIGINAL AGREEMENT") dated as of April 15, 2000 by and between CTN Media Group, Inc., a Delaware corporation (the "COMPANY") and Neil H. Dickson ("Executive") is made effective as of the 1st day of February, 2001 (the "EFFECTIVE DATE") between the Company and Executive.

                              W I T N E S S E T H:

         WHEREAS, the Company and the Executive each desire to modify certain terms of the Original Agreement, as set forth in this Amendment;

         NOW THEREFORE, in consideration of the mutual premises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged by the parties hereto, the parties, intending to be legally bound, hereby agree as follows:

     1. DEFINED TERMS. All defined terms in the Original Agreement shall have the same meaning herein unless the context requires otherwise or unless redefined herein.

     2. AMENDMENT. As an amendment to Section 3 of the Original Agreement, beginning on the Effective Date of this Amendment, during the remainder of the Employment Period, the Company shall provide Executive with an automobile allowance of Seven Hundred Fifty and No/100 Dollars ($750.00) per month for the monthly payments, maintenance and operating expenses for any automobile used by Executive.

     3. CHOICE OF LAW. This Amendment will be governed by the internal law, and not the laws of conflicts, of the State of Georgia.

     4. REMAINING PROVISIONS. All other terms and conditions of the Original Agreement not modified by this Amendment shall remain as originally set forth in the Original Agreement.

     5. COUNTERPARTS. This Amendment may be executed in multiple counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall construed together and constitute the same instrument.


                       SIGNATURES BEGIN ON THE NEXT PAGE.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the 12th day of January, 2001.

                                           CTN MEDIA GROUP, INC.

                                           By:   /s/
                                              ----------------------------------
                                           Its:
                                               ---------------------------------



                                                  /s/ NEIL H. DICKSON
                                                --------------------------------
                                                NEIL H. DICKSON